 December 11, 2013  Emergent BioSolutions Planned Acquisition ofCangene Corporation  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.  Advancing Emergent's Leadershipin Specialty Pharmaceuticals  Exhibit 99.2

 PROPRIETARY AND CONFIDENTIAL  *  Conference Call Speakers  EMERGENT BIOSOLUTIONSRobert BurrowsVice President Investor RelationsDaniel Abdun-NabiPresident and Chief Executive OfficerBarry LabingerExecutive Vice President and President Biosciences DivisionAdam HaveyExecutive Vice President and President Biodefense DivisionRobert KramerExecutive Vice President and Chief Financial Officer  Emergent Acquisition of Cangene  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  *  Conference Call Agenda  Benefits of the Transaction Abdun-NabiCangene Overview Labinger /Havey Transaction Overview KramerKey Takeaways Abdun-Nabi Q&A  Emergent Acquisition of Cangene  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the expected closing of the transaction, the potential opportunities and financial impact of the transaction, our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including uncertainties as to the satisfaction of closing conditions with respect to the transaction, including the timing and receipt of Cangene shareholder, Canadian court and regulatory approvals; our ability to successfully integrate the business and realize the potential benefits of the transaction; appropriations for BioThrax® procurement; our ability to successfully integrate the recent acquisition of the HPPD business and realize the benefits of the HPPD transaction; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our U.S. government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into selective collaboration arrangements; our ability to expand our manufacturing facilities and capabilities; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.The guidance in this presentation was only effective as of the date originally given and this presentation does not constitute an update or affirmation of such guidance.  *  Emergent Acquisition of Cangene  Forward Looking Statements  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  *  Benefits of the TransactionDaniel Abdun-NabiPresident and Chief Executive Officer

 PROPRIETARY AND CONFIDENTIAL  STRATEGICSolidifies leadership position in growing biodefense market with 3 additional US government procured therapeuticsAdvances Biosciences Division towards profitability through significant commercial product and service revenueBroadens manufacturing capabilities with revenue generating fill/finish businessOPERATIONALEnables a suite of biodefense product offerings to government customers worldwide to more completely address CBRN threatsAdds established commercial infrastructure that can be leveraged for future growthProvides opportunities for synergies through the integration of both operationsFINANCIALContributes to growth in Emergent's financial performanceCangene FY2013 (July 31) financial results: revenue of $127.3M, pre-tax operating profit of $52.2M, net income of $1.4M and zero debtExpected to be accretive to Emergent in 2014, exclusive of transaction costsStructured as an all-cash transaction for $222M; Cangene expected to have approximately $35M in cash at close  *  Cangene Acquisition is Strategically, Operationally and Financially Compelling  Benefits of the Transaction  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  *  Cangene OverviewBarry LabingerExecutive Vice President and President Biosciences DivisionAdam HaveyExecutive Vice President and President Biodefense Division

 PROPRIETARY AND CONFIDENTIAL  *  Cangene is a Diversified Specialty Pharma Company with FY13 Revenue of ~$127M*   Cangene Overview  Headquartered in Winnipeg, Manitoba, Canada>30 year history of commercial product sales>10 year track record of securing and executing on US government development and procurement contracts for biodefense countermeasures  * Revenue FY2013 (Year ended July 31, 2013)  Biosciences Division  Specialty Therapeutics  ~$44M*  4 revenue generating productsFully integrated sales & marketing operationsEstablished manufacturing infrastructure  Biosciences Division  Contract Manufacturing  ~$33M*  Fill/finish servicesSupports >20 licensed products sold worldwide  Biodefense Division  Therapeutic Products  ~$50M*  3 US government procured medical countermeasures targeting botulinum, smallpox and anthraxExisting manufacturing infrastructure  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

Cangene Overview

Cangene Contributes Seven Specialty Therapeutics and Fill/Finish CMO Business

Business	Product/ Service	Indication(s)	Status
Biosciences Division			
Specialty Therapeutics	WinRho® SDF	▪ Treatment – Immune Thrombocytopenic Purpura (ITP) ▪ Treatment – Hemolytic Disease of the Newborn (HDN)	Licensed: US, Canada, ROW
	HepaGam B®	▪ Post exposure prophylaxis – HBV ▪ Post exposure prophylaxis – Prevention of HBV recurrence following liver transplant	Licensed: US, Canada, ROW
	VariZIG®	▪ Post exposure prophylaxis – Reduction or prevention of severity of infection from varicella zoster virus (chicken pox)	Licensed: US, Canada
	episil®	▪ Treatment – Manage and relieve pain associated with oral lesions (oral mucositis)	Licensed: US
Contract Manufacturing	Fill/finish	▪ >20 approved products that are sold worldwide	
Biodefense Division			
Specialty Therapeutics	BAT®	▪ Treatment – Symptomatic botulism	Licensed: US
	VIGIV®	▪ Treatment – Adverse reactions to smallpox vaccination	Licensed: US, Canada
	AIGIV	▪ Treatment – Inhalational anthrax infection	Emergency Use Authorization

See associated press release for important safety information.

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Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

9

 PROPRIETARY AND CONFIDENTIAL  *  Transaction OverviewRobert KramerExecutive Vice President and Chief Financial Officer

 PROPRIETARY AND CONFIDENTIAL  *  All Cash Consideration ReflectsEfficient Use of Balance Sheet  TRANSACTIONPurchase price of $222M all-cash for 100% of Cangene's outstanding common shares ($3.24 per share on a fully diluted basis)~$35M of cash expected to be in Cangene at closingFINANCINGCommitted debt financing of $225M in place$100M revolver + $125M term loanFinance the acquisition and repay existing indebtednessSyndicate includes: BAML, PNC and JPMorgan  Transaction Overview  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  *  Transaction Contributes to Growth in Emergent's Financial Performance  2013Reaffirming full year 2013 GAAP guidance for total revenues of $300 to $310M and net income of $25 to $30MForecasting 2013 non-GAAP adjusted net income of $30 to $35M, excluding 2013 transaction-related and other costs[1]2014 and BeyondThe company expects that the transaction will be accretive in 2014 and beyond, assuming a Q1 2014 closeAnticipating revenue contribution of $90 to $100M for the partial year period of 2014 with a compound annual growth rate of 4% to 6% over the next three yearsAnticipating pre-tax operating margin contribution of 4% to 6%, exclusive of transaction-related costs, for the partial year period of 2014 improving to a target of 15% over the next three years  Transaction Overview  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.  [1] Please refer to Slides 18 and 19 for an explanation and reconciliation of GAAP to non-GAAP measures.

 PROPRIETARY AND CONFIDENTIAL  *  Approved by Boards of Directors of both companiesCangene to hold Special Meeting of Stockholders66²/3% of votes cast in favor of transaction required for approvalAgreements are in place with shareholders who control, directly or indirectly, approximately 61% of the outstanding common shares of Cangene, under which they have agreed to irrevocably support and vote in favor of the transactionStructured as a Plan of Arrangement to be approved by a Canadian CourtSubject to customary closing conditions  Transaction Overview  Transaction Expected to Close in Q1 2014  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  *  Key TakeawaysDaniel Abdun-NabiPresident and Chief Executive Officer

 PROPRIETARY AND CONFIDENTIAL  *  Transaction Represents a Major Step Towards Achievement Of Growth Plan   LEVERAGES EMERGENT'S CORE COMPETENCIES Broadens leadership position in Biodefense Expands manufacturing capabilities Capitalizes on proven government partnering expertiseADVANCES EMERGENT TOWARDS GROWTH PLAN GOALS Moves closer to achieving target of >$500M in product revenue by the end of 2015 Diversifies revenue with 7 additional marketed specialty products and CMO services Contributes to achieving target of >15% three-year (2012-15) net income CAGR  Key Takeaways  Advances Biosciences Division toward profitabilitythrough significant product and service revenues  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  *  Key Takeaways  * Pro-forma: Emergent TTM (09/30/13) revenue of ~$309M; Cangene FY13 (07/30/13) revenue of ~$127M    Biosciences Division   Biodefense Division  Products  4 marketed specialty therapeuticsTargeting attractive hospital marketAddressing infectious diseases, hem/onc and transplantation  5 biodefense countermeasuresVaccines, therapeutics and devicesAddressing anthrax, botulinum, smallpox and chemical agents  Sales & Marketing  US-based sales forceEx-US distribution and sales network  Stockpiled by US governmentInternational distribution and sales  Manufacturing  Biologics manufacturingFill/finish capabilitiesCMO business  Multi-product, campaignable facilitiesFlexible, disposable manufacturing  DevelopmentPortfolio  Novel clinical and preclinical candidatesProven platform technologiesWell positioned for partnering and licensing opportunities  Clinical and preclinical candidates addressing CBRN threatsSignificant US government development funding  Transaction Advances Emergent's Leadership in Specialty Pharmaceuticals  - Contributes to growth in financial performance -~$436M* annual revenue and increased profitability  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

Q&A

Daniel Abdun-Nabi
President and Chief Executive Officer

Robert Kramer
Executive Vice President and Chief Financial Officer

Barry Labinger
Executive Vice President and President Biosciences Division

Adam Havey
Executive Vice President and President Biodefense Division

Moustapha El-Amine, Ph.D.
Senior Director Scientific Affairs

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PROPRIETARY AND CONFIDENTIAL  Use of Non-GAAP Financial MeasuresThis presentation contains a financial measure, adjusted net income, which is considered a "non-GAAP" financial measure under applicable Securities & Exchange Commission rules and regulations. This non-GAAP financial measure should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The company's definition of this non-GAAP measure may differ from similarly titled measures used by others. The non-GAAP financial measure used in this presentation adjusts for specified items that can be highly variable or difficult to predict. The company views this non-GAAP financial measure as a means to facilitate management's financial and operational decision-making, including evaluation of Emergent's historical operating results, and comparison to competitors' operating results. This non-GAAP financial measure reflects an additional way of viewing aspects of the company's operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting Emergent's business.The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. The company is likely to exclude the following items from its non-GAAP adjusted net income in the future, the effect of which is uncertain but may be significant in amount:Expenses related to completed and future acquisitions of other businesses, including amortization of acquired intangible and tangible assets, and transaction costs;Expenses associated with any potential restructuring activities, including but not limited to, asset impairments, accelerated depreciation, severance costs and lease abandonment charges; andOther one-time or non-recurring charges.Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is included table in the subsequent slide, entitled "Non-GAAP Financial Measures — Reconciliation."   *  Addendum  Non-GAAP Financial Measures  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.

 PROPRIETARY AND CONFIDENTIAL  Reconciliation of 2013 Non-GAAP Adjusted Net Income to 2013 GAAP Net IncomeThe slide entitled "Transaction Contributes to Emergent's Financial Performance" includes forward-looking information about the company's 2013 financial forecast, specifically 2013 non-GAAP adjusted net income of between $30 to $35M. The following table provides details regarding the selected items excluded from GAAP net income and outlines a reconciliation of 2013 Non-GAAP adjusted net income to 2013 GAAP net income.  *  Addendum  Non-GAAP Financial Measures — Reconciliation  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.  (in millions)  Financial Guidance for the Year Ended December 31, 2013  GAAP Net Income  $25 to $30  Adjustments:    Cangene transaction-related costs  3.4  HPPD transaction-related costs  0.8  UK restructuring expense  2.8  Adjusted income tax expense  (2.1)  Non-GAAP Adjusted Net Income  $30 to $35

 December 11, 2013  Emergent BioSolutions Planned Acquisition ofCangene Corporation  Advancing Emergent's Leadershipin Specialty Pharmaceuticals  Provided December 11, 2013 as part of an oral presentation and is qualified by the entire presentation. This presentation contains forward-looking statements, and actual results may vary materially. Emergent disclaims any duty to update to reflect new information, events or circumstances.